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                                                                EXHIBIT 10.11(a)

                                     AMENDMENT TO
                                   RONALD B. CLONTS
                                 EMPLOYMENT AGREEMENT


    EAGLE FINANCE CORP., a Delaware corporation (the "Employer"), and RONALD B. CLONTS (the "Executive"), entered into an employment agreement dated July 22, 1994 (the "Agreement"), under which they have reserved the right to amend the Agreement upon written agreement.

    WHEREAS, the Employer and the Executive wish to amend the Agreement to change the base compensation amount.

    NOW, THEREFORE, in consideration of the Employer continuing to retain the services of the Executive on a less than full-time basis and the Executive continuing to serve in the employ of the Employer and for other good and valuable consideration, the parties hereto agree to amend the Agreement effective January 1, 1997, as follows:

    Section 2(a) is hereby amended to read as follows:

         "(a) BASE COMPENSATION. The Executive shall receive an aggregate annual base salary at the rate of seventy-five thousand dollars ($75,000) payable in installments in accordance with the regular payroll schedule of the Employer. Such base compensation shall be subject to review annually commencing in 1998 and shall be adjusted during the term hereof as the Board shall direct."

    In all other respects, Employer and Executive hereby confirm the Agreement, as herein amended, reserving to themselves the joint right to further amend or revoke, in whole or in part, the Agreement and any amendment thereto.

    IN WITNESS WHEREOF, the Employer and the Executive have signed this amendment this 1st day of January, 1997.

                                  EAGLE FINANCE CORP.


                                  By:  /s/ ROBERT J. BRAASCH
                                     --------------------------------
                                  Title:    President


                                  RONALD B. CLONTS


                                  /s/ RONALD B. CLONTS
                                  -----------------------------------